Redeemable non-controlling interest	6 Months Ended
Jun. 30, 2018
Temporary Equity Disclosure [Abstract]
Redeemable non-controlling interest

Note 20 – Redeemable non-controlling interest

Changes in redeemable non-controlling interest for the period ended June 30, 2018 is as follows:

(In $ millions)	Asia Offshore Drilling Ltd
As at December 31, 2017	—
Reclassification from non-controlling interest	150
Fair value adjustment on initial recognition	(127)
Net income attributable to redeemable non-controlling interest in 2018	2

As at June 30, 2018	25

Subsequent to filing bankruptcy petitions, Seadrill executed a Transaction Support Agreement (“TSA”) on April 4, 2018 with a minority shareholder of one of Seadrill’s subsidiaries, Asia Offshore Drilling Limited (“AOD”). The purpose of the TSA was to provide a framework for a monetization event for the minority shareholder of AOD as well as obtain unanimous approval of the AOD board of directors (which included the minority shareholder) in order for AOD to become a party to the RSA and participate in Seadrill’s broader debt restructuring under its Chapter 11 reorganization.

The TSA executed between the parties provided a put option to the holders of non-controlling interest shares. The put option gave the holders the right (with no obligation) to sell the shares it owns to Seadrill subject to a price ceiling. After the end of the effective period of the put option, if the right remains unexercised, Seadrill gets the right (with no obligation) to purchase the non-controlling interest in AOD at a price subject to the floor price (“Call Option”). While the call option provides for a redemption mechanism, the redemption option is made by Seadrill. The put option, however, generates a redemption feature for the non-controlling interest holder that is outside the control of Seadrill.

This redemption feature caused the fair value of the non-controlling interest held in AOD to be reclassified from equity to “Redeemable non-controlling interest” within the Consolidated Balance Sheets. Any fair value adjustments to generate an expected redemption value have been recognized through retained earnings.

We reclassified $150 million of non-controlling interest from equity to redeemable non-controlling interest on the date of the TSA (April 4, 2018) and recorded a fair value adjustment of $127 million on initial recognition. We attributed $2 million of net income to the redeemable non-controlling interest covering the period April 2018 to June 2018, resulting in the redeemable non-controlling interest having a fair value on June 30, 2018 of $25 million. The fair value adjustment on initial recognition and subsequent changes in fair value are recognised in retained earnings.

To calculate the fair value of the non-controlling interest, we have taken the Consolidated Balance Sheet position of AOD as at June 30, 2018 and adjusted for an updated fair value of the three drilling units: AOD I, AOD II and AOD III. The fair value of the drilling units were derived using a market approach.